UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

IMPORTANT STOCKHOLDER INFORMATION

These materials are for the Annual Meeting of Stockholders (the “Meeting”) scheduled for April 14, 2023, at 280 Park Avenue, New York, New York 10017, at 10:30 a.m. New York time.

This Meeting is very important because a dissident hedge fund has taken a position in the Fund and announced its intention to elect two new nominees to the Board of Directors of the Fund (the “Board”). The dissident hedge fund routinely seeks to cause closed-end funds to engage in actions which can result in adverse consequences for long-term investors, including decreases in fund distributions (i.e., stockholder income) caused by an inability to maintain leverage levels. For that reason, we are asking you to vote FOR your Fund’s highly qualified nominees, each of whom is a current director of the Fund (Proposal No. 1).

The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not all Proposals, your proxy will be voted as specified on such Proposal (either FOR, AGAINST or ABSTAIN as directed by you on your proxy card) and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. For Proposal No. 1, abstentions have the same effect as votes “AGAINST” the election of that Director. For Proposal No. 2, abstentions will have no effect on the outcome of the ratification of the auditor. If you simply sign, date and return the WHITE proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the WHITE proxy card and return it to us so that we know how you would like to vote. When stockholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. YOUR FUND NEEDS ALL OF ITS STOCKHOLDERS TO VOTE BY RETURNING THE WHITE PROXY CARD—NOT VOTING COULD NEGATIVELY IMPACT YOUR INVESTMENT.

PLEASE DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM THE DISSIDENT HEDGE FUND, EVEN TO WITHHOLD VOTES ON THE DISSIDENT HEDGE FUND’S NOMINEE OR TO VOTE AGAINST THEIR PROPOSAL, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND’S NOMINEES. IF YOU HAVE ALREADY RETURNED THE DISSIDENT HEDGE FUND’S PROXY CARD, YOU CAN STILL SUPPORT YOUR BOARD AND THE FUND BY RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

We are urging all stockholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on April 14, 2023, there is a possibility that the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions about the Annual Meeting, please call 1-800-868-1391.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

(NYSE: EMO)

280 Park Avenue, New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 7, 2023

To the Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) will be held at 280 Park Avenue, New York, New York 10017, on April 14, 2023 at 10:30 a.m. New York time. We may, at any time prior to the Meeting, elect to change the place of the Meeting (including holding the meeting through a “virtual” or online method) and/or postpone or cancel the Meeting in accordance with applicable law.

The Meeting is being held for the following purposes:

1.	A proposal to elect to the Fund’s Board of Directors (the “Board”) the nominee(s) named in the accompanying proxy statement as a Class III Director (Proposal No. 1);

2.	A proposal to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2023 (Proposal No. 2); and

3.	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Thank you for being an investor in ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO”). You are a significant stockholder and your proxy vote is critical. The Board unanimously recommends that you vote “FOR” the election of each of the Board Nominees listed below and “FOR” the ratification of the selection of PwC as the Fund’s independent registered public accountants by signing, dating and completing the enclosed WHITE proxy card and returning it to us by mail in the postage-paid envelope provided or by using the other voting options discussed in the proxy statement.

Saba Capital Management, L.P. (the “Dissident Hedge Fund”), a stockholder in the Fund, has provided notice to the Fund of its intention to put forth an individual (the “Dissident Hedge Fund Individual”) for election as a director at the Meeting. The Board is unanimously OPPOSED to the nomination of the Dissident Hedge Fund Individual as it does not believe that the nomination is in the best interest of the Fund or its stockholders. You may receive solicitation materials from the Dissident Hedge Fund, including a proxy statement and proxy cards. The Board urges you not to sign or return or vote on any other color proxy cards sent to you by the Dissident Hedge Fund.

The Board believes that the Dissident Hedge Fund Individual, who is a portfolio manager at the Dissident Hedge Fund, will seek to advance the short-term goals of the Dissident Hedge Fund rather than the long-term goals of the Fund’s stockholders. We believe that the Dissident Hedge Fund’s investment objectives do not align with the Fund’s investment objectives and can result in adverse consequences for long-term investors, including decreases in fund distributions (i.e., stockholder income).

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved the following nominees (the “Board Nominees”) on behalf of the Fund:

•	Robert D. Agdern

•	Eileen A. Kamerick

The holders of Common Stock and Preferred Stock, voting together as a single class, have the right to vote on the re-election of Robert D. Agdern as a Class III Director.

The holders of Preferred Stock, voting as a single class, have the right to vote on the re-election of Eileen A. Kamerick as a Class III Director.

The Board believes that the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies like the Fund to act in the best interests of ALL stockholders.

Under the Board’s leadership, the Fund has delivered on its mandate to provide long-term investors a high level of total return with an emphasis on cash distributions in a portfolio focused on energy midstream entities. In addition, the Board has taken proactive steps to improve the Fund’s performance, minimize the Fund’s discount to net asset value, and provide liquidity to investors. Under the Board’s leadership, the Fund has:

•

Outperformed the average of other energy master limited partnership (“MLP”) closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information, over the past two years;

•	Increased distributions in each of the last five quarters, resulting in a cumulative total increase of 28.3%;

•	Authorized significant open market share repurchases, repurchasing more than $26 million in shares since the commencement of the repurchase program;

•

Reached an agreement with the Fund’s investment manager to implement a management fee waiver of five basis points (0.05%) to reduce the Fund’s investment management fee in order to improve stockholder returns and lower costs.

The Board has taken these steps to ensure that the Fund operates in a responsible manner to protect and advance the interests of all stockholders. For those reasons, we urge you to vote FOR your Fund’s nominees and not the Dissident Hedge Fund Individual, by promptly completing, signing, dating, and returning the enclosed WHITE proxy card.

Why do the Fund’s Directors recommend that I vote for the Fund’s Nominees (Proposal No. 1)?

The Fund’s nominees—Robert D. Agdern and Eileen A. Kamerick—have significant experience overseeing closed-end funds, including EMO. In contrast, the nominee nominated by the Dissident Hedge Fund has limited experience as a director overseeing closed-end funds or energy MLP and energy midstream strategies. In addition, the Dissident Hedge Fund Individual is a portfolio manager of the Dissident Hedge Fund and has the potential to compromise his ability to make decisions that benefit long-term stockholders of EMO. For these reasons, we urge you to vote FOR your Fund’s nominees, and not the Dissident Hedge Fund Individual, by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

HOW SHOULD I VOTE?

The Board unanimously recommends that you vote “FOR” the Board Nominees and “FOR” the ratification of PwC as independent registered public accountants by signing, dating and completing the enclosed WHITE proxy card and returning it to us by mail in the postage-paid envelope provided or by using the other voting options discussed in the proxy statement.

WHAT SHOULD I NOT DO?

Please do NOT send back any proxy card you may receive from the Dissident Hedge Fund. The Dissident Hedge Fund may send you a separate proxy statement that contains a proxy voting card that is any color other than white. Your Board recommends you do not submit any other color proxy cards, even to withhold votes on the election of the Dissident Hedge Fund Individual, as this will cancel your prior vote for the Board Nominees on the WHITE proxy card. ONLY YOUR LATEST DATED PROXY CARD THAT YOU SUBMIT WILL COUNT AT THE STOCKHOLDER MEETING. If you submit any proxy card that is NOT white, you will cancel your votes for the Board Nominees.

HOW DO I VOTE?

Your vote is important. We encourage you to carefully review the enclosed materials. We hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card:

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or need assistance in submitting your vote, please call Georgeson LLC, the Fund’s proxy solicitor. Stockholders, banks and brokers call toll free at 1-800-868-1391.

The Board has fixed the close of business on February 7, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board,

George P. Hoyt
Secretary

March 7, 2023

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Instructions for Telephone/Internet Voting

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the enclosed WHITE proxy card or voting instruction form.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

(NYSE: EMO)

280 Park Avenue, New York, New York 10017

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 280 Park Avenue, New York, New York 10017, on April 14, 2023 at 10:30 a.m. New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). We may, at any time prior to the Meeting, elect to change the place of the Meeting (including holding the meeting through a “virtual” or online method) and/or postpone or cancel the Meeting in accordance with applicable law.

We are monitoring the public health impact of the coronavirus (COVID-19) and other potential pandemics. The health and well-being of our employees, stockholders, directors, officers, and other stakeholders are paramount. If public health developments warrant, we may change the date or location of the annual meeting. Any such change will be announced as promptly as practicable, through a press release and a filing with the Securities and Exchange Commission (“SEC”), as well as any other notification required by state law. We encourage you to check our website (www.franklintempleton.com/investments/options/closed-end-funds) prior to the Meeting if you plan to attend the Meeting. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

This Proxy Statement and the accompanying materials are being made available to stockholders on or about March 7, 2023.

The Board has fixed the close of business on February 7, 2023 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The Fund has two classes of shares: Common stock, par value $.001 per share (the “Common Stock”), and fixed-rate Mandatory Redeemable Preferred Stock (the “Preferred Stock”), which, with respect to the Series H, Series I, Series J and Series K Preferred Shares, have a liquidation preference of $100,000.00 per share and, with respect to the Series L Preferred Shares, have a liquidation preference of $30.00 per share (collectively with the Common Stock, the “Shares”). At the Record Date, the Fund had outstanding 12,787,291 shares of Common Stock and 140 Series H Preferred Shares, 30 Series I Preferred Shares, 70 Series J Preferred Shares, 109 Series K Preferred Shares and 566,669 Series L Preferred Shares. Common stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. Due to the different liquidation preferences for certain series of Preferred Stock, the voting rights of the Preferred Stock are measured by votes per dollars of liquidation preference, as opposed to votes per share, to ensure equal voting rights among the holders of Preferred Stock. Preferred stockholders of the Fund on that date will be entitled to one vote on each matter for every $30.00 of liquidation preference held, with no cumulative voting rights.

The Board is comprised of a diverse and highly experienced group of directors who each bring significant expertise and leadership experience to the Board. In the case of Mr. Agdern, one of the Board Nominees (as defined below), he brings experience in business and as a legal professional. In the case of Ms. Kamerick, the second Board Nominee, she brings to the Board experience in business and finance, including financial reporting, and experience as a board member of another highly regulated financial services company.

Together with the other Directors, the Board Nominees are focused on creating sustainable value for ALL stockholders. The Board has approved the Board Nominees and believes their election is in your best interest.

The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The current Board has been effective in overseeing the Fund. The Fund’s investment adviser regularly reports to the Board on the Fund’s performance, and the Board and the investment adviser together have taken steps to achieve stockholders’ goals. Those efforts have produced positive results:

•	The Board has increased distributions the last five consecutive quarters, resulting in a cumulative increase of 28.3%.

•	The Fund has repurchased and canceled $26,267,643 or 1,605,288 shares, resulting in a $6,860,282 increase to the Fund’s total net assets.

•

The Fund has outperformed the average of other energy master limited partnership (“MLP”) closed-end funds as selected by Lipper (its “Lipper peer group”) for each of the last two calendar years based on total return: 7.23% in 2022 and 21.03% in 2021.

•	The Fund has outperformed the average of its Lipper peer group over the 1-year, 3-year, 5-year and 10-year periods ended January 31, 2023, based on market price and net asset value (“NAV”).

•	The Fund’s performance was ranked in the top 10 out of 447 listed closed-end funds identified on www.cefconnect.com for the one year period ended December 31, 2022, based on NAV and market price.

•	In February 2023, the Fund was named by Kiplinger as one of “The 10 Best Closed-End Funds (CEFs) to Buy Now.”

•	The Board negotiated with Fund management and approved a five basis point fee waiver (0.05%) to reduce the Fund’s investment management fee.

Your Board has proactively taken numerous actions to benefit you and your investment. Accordingly, the Board unanimously recommends that you vote “FOR” the Board Nominees and “FOR” the ratification of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accountants by signing, dating and completing the enclosed WHITE proxy card and returning it to us by mail in the postage-paid envelope provided or by using the other voting options discussed in the proxy statement.

Your vote is extremely important because Saba Capital Management, L.P. (the “Dissident Hedge Fund”) has proposed an individual to serve on the Board (the “Dissident Hedge Fund Individual”), who is unanimously OPPOSED by the Board. The Dissident Hedge Fund has taken a position in the Fund and notified the Fund of its intention to solicit proxies to elect the Dissident Hedge Fund Individual to the Board at the Meeting. We urge you to spend time reviewing the proposals in this proxy statement and to vote as recommended by the Board.

PLEASE DO NOT SEND BACK ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE FROM THE DISSIDENT HEDGE FUND, EVEN TO WITHHOLD VOTES ON THE DISSIDENT HEDGE FUND INDIVIDUAL, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEES (AS DEFINED BELOW) ON THE WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY CARD THAT YOU SUBMIT WILL COUNT AT THE STOCKHOLDER MEETING.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 280 Park Avenue, New York, New York 10017 or by calling toll free at 888-777-0102.

In accordance with the Fund’s bylaws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the votes entitled to be cast at the Meeting. If the necessary quorum to transact business or the vote required to elect each of the Board Nominees is not obtained at the Meeting, or, if in the discretion of the chairman of the Meeting, it is advisable to defer action on the election of the Board Nominees and/or the ratification of PwC as the independent registered public accountants, the chairman of the Meeting may adjourn the meeting with respect to one or more proposals, or the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation of proxies. Alternatively, the Fund could postpone the Meeting with respect to one or more proposals. In the event of any conflict between a description of the Fund’s bylaws in the proxy statement and the Fund’s bylaws, the Fund’s bylaws will control.

Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions about the proposals to be voted on or need assistance in submitting your vote, please call Georgeson LLC, the Fund’s proxy solicitor. Stockholders, banks and brokers call toll free at 1-800-868-1391.

Please vote now. Your vote is important.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE WHITE PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IMPORTANT INFORMATION ABOUT YOUR VOTE

While we encourage you to read the full text of this proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Why am I receiving this proxy statement?

The Fund is required to hold an annual meeting of stockholders for the election of members of the Board. The enclosed proxy statement describes (i) the proposal to elect the nominees unanimously approved by the Board of the Fund (the “Board Nominees”) and (ii) the ratification of PwC as the independent registered public accountants.

The holders of Common Stock and Preferred Stock, voting together as a single class, have the right to vote on the re-election of Robert D. Agdern as a Class III Director.

The holders of Preferred Stock, voting as a single class, have the right to vote on the re-election of Eileen A. Kamerick as a Class III Director.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote on the proposals below in the following manner:

Proposal No. 1: “FOR” the election of each of the Board Nominees.

AND

Proposal No. 2: “FOR” the ratification of PwC as the Fund’s independent registered public accountants.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card by mail in the postage-paid envelope provided or by providing your voting instructions by telephone or via Internet by following the instructions on the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

You may receive a different proxy statement (along with a proxy card that is any color other than white) from the Dissident Hedge Fund seeking to elect the Dissident Hedge Fund Individual who has no experience working with the Fund or its investment adviser.

Please discard any proxy card that you receive from the Dissident Hedge Fund. Your Board strongly urges you not to sign or return any other color proxy card sent to you by the Dissident Hedge Fund, even to withhold votes on the Dissident Hedge Fund Individual, because doing so will cancel out any previously-submitted votes on the Fund’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to the Dissident Hedge Fund or the Dissident Hedge Fund Individual contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Hedge Fund or any other statements that the Dissident Hedge Fund or its representatives have made or may otherwise make.

Why does the Board recommend that I vote “FOR” the election of the Board Nominees on the WHITE proxy card?

The Board Has Taken Proactive Steps to Improve The Fund’s Performance For All Stockholders

•	The Board negotiated with Fund management and approved a five basis point fee waiver (0.05%) to reduce the Fund’s investment management fee.

•	The Board has increased distributions each of the last five quarters, resulting in a cumulative total increase of 28.3%.

•	The Board authorized significant open market share repurchases, repurchasing more than $26 million in shares since the commencement of the repurchase program.

The Fund Has Had Competitive Relative Performance Under the Board’s Leadership

The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The current Board has been effective in overseeing the Fund. The Fund’s investment adviser regularly reports to the Board on the Fund’s performance, and the Board and the investment adviser together have taken steps to achieve stockholders’ goals. Those efforts have produced positive results:

•

Based on annual return, the Fund has outperformed the average of its Lipper peer group each of the last two calendar years. The “average” performance of the funds in the Fund’s Lipper peer group was calculated using the standard average performance of all funds in the Fund’s Lipper peer group with equal weighting to all such funds.

•	Based on NAV and market price, the Fund has outperformed the average of its Lipper peer group over the 1-year, 3-year, 5-year and 10-year periods ended January 31, 2023.

•	Based on NAV and market price, the Fund was a top ten performer out of 447 traded closed-end funds identified on www.cefconnect.com for the one-year period ended December 31, 2022.

•	Independent third-party personal finance adviser Kiplinger named the Fund as one of “The 10 Best Closed-End Funds (CEFs) to Buy Now.”

TOTAL RETURNS† BASED ON NET ASSET VALUE (as of January 31, 2023)

Name	1-Year	3-Year	5-Year	10-Year
ClearBridge Energy Midstream Opportunity Fund Inc.*	20.89%	(1.32)%	(4.00)%	(3.21)%
Alerian MLP Index	25.66%	13.91%	4.24%	1.43%
The Lipper Energy MLP Closed-End Funds Category Average (“Lipper Peer Average”)	17.39%	(3.19)%	(5.64)%	(3.47)%
EMO Performance Versus Lipper Peer Average	3.50%	1.87%	1.65%	0.27%

TOTAL RETURNS† BASED ON MARKET PRICE (as of January 31, 2023)

Name	1-Year	3-Year	5-Year	10-Year
ClearBridge Energy Midstream Opportunity Fund Inc.**	32.66%	(0.47)%	(5.14)%	(4.10)%
Alerian MLP Index	25.66%	13.91%	4.24%	1.43%
The Lipper Energy MLP Closed-End Funds Category Average (“Lipper Peer Average”)	22.35%	(5.05)%	(7.87)%	(4.82)%
EMO Performance Versus Lipper Peer Average	10.31%	4.58%	2.73%	0.71%

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

* Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

** Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s dividend reinvestment plan.

The Alerian MLP Index is a composite of the fifty most prominent energy MLPs and is calculated using a float-adjusted, capitalization-weighted methodology.

Past performance is no guarantee of future results.

The Fund and the rest of the Lipper peer group traded at a wide discount in the early days of the pandemic. The Board has been actively monitoring and addressing the Fund’s market discount and has increased distributions in each of the last five quarters. As a result of these actions, the Fund’s market discount has improved considerably in the last two years following the volatility in the energy markets at the onset of the coronavirus (“COVID-19”) pandemic. It is worth noting, the only closed-end fund that currently is managed by the Dissident Hedge Fund has consistently traded at a market discount during the same period. On March 3, 2023, the net asset value per share of the Common Stock was $34.86 and the last reported sales price per share of the Common Stock on the NYSE was $30.55, representing a discount to net asset value per share of 12.36%.

The Board Nominees are Highly Qualified to Serve on the Board

The following nominees are unanimously recommended by the Board:

•	Robert D. Agdern

•	Eileen A. Kamerick

The holders of Common Stock and Preferred Stock, voting together as a single class, have the right to vote on the re-election of Robert D. Agdern as a Class III Director.

The holders of Preferred Stock, voting as a single class, have the right to vote on the re-election of Eileen A. Kamerick as a Class III Director.

The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Fund’s objectives and investment strategies.

The Board considered Mr. Agdern’s experience in business and as a legal professional. He currently serves as the Fund’s Compliance Liaison and formerly served as Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University and as Deputy General Counsel for BP PLC, responsible for western hemisphere matters. Mr. Agdern also held various executive positions with Amoco Corporation from 1975 through 1998, including Exploration and Production Company General Counsel and Executive Vice President – Natural Gas; Chemical Company General Counsel; and Associate General Counsel, Amoco Corporation. Mr. Agdern has served on the Fund’s Board since 2015 and has extensive experience serving as a director for registered, closed-end investment companies.

The Board also considered Ms. Kamerick’s experience in business and finance, including financial reporting. She currently serves as the Fund’s Lead Independent Director and is the Chief Executive Officer of The Governance Partners, LLC, a consulting firm. Ms. Kamerick is also an adjunct professor at the University of Chicago Law School and the University of Iowa College of Law. From March 2014 until January 2015, she was Senior Advisor to the CEO and Executive Vice President and CFO of ConnectWise, Inc, an international software and services company. She has also formerly served as Chief Financial Officer at several leading companies, including Houlihan Lokey, Heidrick & Struggles International, Inc., Leo Burnett, and BP Amoco Americas. Ms. Kamerick also serves as an independent director of Associated Banc-Corp and Hochschild Mining plc; and serves as an independent director for the 36 series of VALIC Company I. Additionally, she previously served on the Board of Directors of Westell Technologies, Inc. (NASDAQ: WSTL). Ms. Kamerick has served on the Fund’s Board since 2013 and has over a decade of experience serving as a director for registered, closed-end investment companies.

Your Board Nominees, together with the other Directors, are focused on creating sustainable value for ALL stockholders. The Board has approved the Board Nominees and believes their election is in your best interest.

The Board believes that the Dissident Hedge Fund Individual, who is a portfolio manager at the Dissident Hedge Fund, will seek to advance the short-term goals of the Dissident Hedge Fund rather than the long-term goals of the Fund’s stockholders. The Dissident Hedge Fund Individual is unfamiliar with the Fund and would compromise the Board’s gender diversity efforts.

The Board seeks to ensure that the Fund operates in a responsible manner to protect and advance the interests of ALL stockholders, and not just a select few whose interests may be in direct contrast to the Fund’s long-term objectives.

The Board is committed to vigorously defending the Fund against what the Board believes is the Dissident Hedge Fund’s short term agenda. The Board is fighting for ALL stockholders and will not be pressured by the Dissident Hedge Fund into making decisions that benefit the Dissident Hedge Fund’s immediate interests at the expense of the Fund and your investment.

The Board Nominees Support the Board’s Diversity Efforts

The Board is currently comprised of Directors with diverse professional experiences, education backgrounds, skills and lengths of term. Each Board Nominee contributes to this diversity, which the Board believes is beneficial to both the Fund and its stockholders.

The Board has been recognized for its gender diversity. Specifically, the Board was awarded the Ambassador Award in November 2019, in recognition of the Board’s substantial percentage of female Directors. The Award was issued at the 2020 Women on Boards 8th Annual National Conversation on Board Diversity. Today, a majority of the current Board is comprised of female Directors, and one of the Board Nominees is a female Director.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE BOARD NOMINEES ON THE WHITE PROXY CARD.

Would the Dissident Hedge Fund Individual enhance the diversity and financial expertise of the Board?

No. The current Directors are experienced, well-qualified and knowledgeable about the operations of registered closed-end funds. A majority of the Directors are female, including the Board Chair, Lead Independent Director,

Audit Committee Chair and Pricing and Valuation Committee Chair. The Board has spent significant time reviewing current and prospective nominees in order to both self-evaluate on a regular basis, as well as to seek fresh expertise and opinions that could assist it in overseeing the Fund and delivering value to our stockholders.

Is the Dissident Hedge Fund a fiduciary to the Fund and its stockholders?

No. The investment adviser of the Dissident Hedge Fund, seeking to enhance the returns of its clients, owes a duty only to its own investors, not to the Fund or its stockholders. If the Dissident Hedge Fund Individual is elected as a Director of the Fund, as a portfolio manager of the Dissident Hedge Fund, he would have a conflict between his fiduciary duty to the Fund and its stockholders, on the one hand, and his responsibilities to the Dissident Hedge Fund, on the other hand. The Dissident Hedge Fund routinely seeks to cause closed-end funds to engage in corporate actions, all of which can result in adverse consequences for long-term investors, including decreases in fund distributions (i.e., stockholder income). If the Dissident Hedge Fund Individual is elected, the Dissident Hedge Fund may seek to implement one or more of these actions for the Fund.

Has the Board taken action to address the Fund’s discount?

The Board has taken action to address the market value discount of the shares relative to their net asset value. In fact, the Board is proactive in monitoring the level of the discount and balancing the Fund’s ability to achieve its investment objectives over the long term with the benefits of narrowing the difference between the market price of the shares and their net asset value in the short term. The Fund has maintained a very attractive distribution rate since inception. The Board has taken action to attempt to make the Fund’s shares more attractive with the aim of reducing the market discount:

•	Repurchases: The Fund has repurchased over $26 million in shares of the Fund.

•	Dividend Increases: The Board has increased the Fund’s dividends each of the last five quarters, resulting in a cumulative total increase of 28.3%.

•	Fee Waiver: Effective March 1, 2021, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) agreed to voluntarily waive the Fund’s investment management fee by 0.05% until May 31, 2023.

The Fund’s market discount has also improved considerably in the last two years following the start of the COVID-19 pandemic.

Information about voting

Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all stockholders to participate in the governance of the Fund. Your vote can help ensure that the experienced and highly qualified Board Nominees will be elected.

How do I vote my shares?

You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card, by going to the Internet address provided on the WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by completing, signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

If you are a stockholder of record, you may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above. If you are a beneficial owner and hold your shares at a bank, brokerage or other nominee and you wish to vote in person, you must provide a legal proxy from your bank, brokerage firm or other nominee at the meeting. Beneficial owners who hold their shares at a bank, brokerage or other nominee should contact such nominee directly to receive a legal proxy for the meeting.

Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

How will my WHITE proxy card be voted?

WHITE proxy cards that are properly signed, dated and received at or prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominees and “FOR” the ratification of PwC as the independent registered public accountants.

What should I do with other proxy cards I receive?

We urge you to vote the Fund’s WHITE proxy card only and discard the proxy card you may receive from the Dissident Hedge Fund, which will be a color other than white. Please do NOT send back any other color proxy card you may receive from the Dissident Hedge Fund, even to withhold votes on the Dissident Hedge Fund Individual, as this will cancel your prior vote for the Board Nominees. Only your latest dated proxy will count at the stockholder meeting. If you have already sent back the proxy card you received from the Dissident Hedge Fund, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card or voting by telephone or over the Internet, each of which will replace any vote on a proxy card you previously completed.

What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board Nominees and other important information about the Fund, its management and its operations.

You may also receive a separate proxy statement from the Dissident Hedge Fund, seeking your proxy to elect the Dissident Hedge Fund Individual to serve as a director of the Fund. The Dissident Hedge Fund invests in closed-end funds and has a history of forcing funds to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes the Dissident Hedge Fund does this to benefit itself, and not to benefit the stockholders of the closed-end funds in which it invests. The Board believes that the Dissident Hedge Fund’s actions are harmful to long-term stockholders in the Fund. For example, funds forced into these types of activist actions may be left with significantly less assets and higher expenses and fees. As a result, the remaining stockholders in the Fund may see their distributions reduced based upon the Dissident Hedge Fund’s actions. For this reason, it is important that you carefully read this proxy statement and return the WHITE proxy card.

The Board is committed to vigorously defending the Fund against what the Board believes is the Dissident Hedge Fund’s short term agenda. The Board is fighting for ALL stockholders and will not be pressured by the Dissident Hedge Fund into making decisions that benefit the Dissident Hedge Fund’s immediate interests at the expense of the Fund and your investment.

If any incumbent Board Nominee fails to receive the required vote to be elected at the Meeting, the incumbent Board Nominee will remain a “holdover” director until he or she has received the requisite vote for re-election or until his or her successor is elected and qualified.

Is the Fund paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund. The cost of proxy solicitation and advisory services in connection with the solicitation is anticipated to be up to $315,000. The cost of printing and mailing in connection with the solicitation is anticipated to be approximately $285,163.

Who is advising the Fund in connection with this solicitation?

The Fund has retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, a proxy solicitation firm, to provide solicitation and advisory services in connection with this solicitation. The Fund also agreed to reimburse Georgeson for its out-of-pocket expenses and indemnify Georgeson against certain liabilities and expenses in connection with its services. Approximately 60 employees of Georgeson will engage in the solicitation.

Whom do I call if I have questions?

If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor. Stockholders, banks and brokers call toll free at 1-800-868-1391.

Additional Information

The Fund is organized as a Maryland corporation and is a registered investment company.

LMPFA, whose principal business address is 280 Park Avenue, New York, New York 10017, is the Fund’s investment manager. Pursuant to a sub-advisory agreement with ClearBridge Investments, LLC (“ClearBridge”), located at 620 Eighth Avenue, 48th Floor, New York, New York 10018, ClearBridge serves as the Fund’s subadviser. LMPFA and ClearBridge are both indirect wholly-owned subsidiaries of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton.

Even if you plan to attend the Meeting, please sign, date and return a WHITE proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call Georgeson, the Fund’s proxy solicitor. Stockholders, banks and brokers call toll free at 1-800-868-1391.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no instructions are provided, shares represented by a properly executed proxy will be voted “FOR” the election of each Board Nominee and “FOR” the ratification of PwC as the independent registered public accountants. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to stockholders of record of the Fund following the Fund’s fiscal year end. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds or on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at 280 Park Avenue, New York, New York 10017 or by calling toll free at 888-777-0102.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the votes entitled to be cast (i.e., a majority of the Fund’s outstanding shares as of the Record Date) at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by First Coast Results, Inc., the independent inspector of election appointed for the Meeting. The independent inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed and dated WHITE proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each of the Board Nominees and “FOR” the ratification of PwC as the independent registered public accountants.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed and dated WHITE proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares “FOR” each of the Board Nominees and “FOR” the ratification of PwC as the independent registered public accountants.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed and dated WHITE proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal will be deemed an instruction to vote such shares “FOR” each of the Board Nominees and “FOR” the ratification of PwC as the independent registered public accountants.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, the persons named as proxies may vote your shares in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

The Fund has opted into and is subject to the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). Generally, the MCSAA provides that a holder of “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., the Fund) acquired in a “control share acquisition” (as defined in the MCSAA) will not be entitled to vote its control shares unless the other stockholders of the corporation reinstate those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”) and any other holders of “interested shares” (as defined in the MCSAA).

Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of the corporation and adopted at any time before the acquisition of the shares. Stockholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions on voting rights under the MCSAA. In addition, the Fund’s bylaws provide that the MCSAA will not apply to any acquisition or proposed acquisition of shares of stock of the Fund by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.

Accordingly, any holder of the Fund’s outstanding shares that is deemed to hold “control shares” under the MCSAA will not be entitled to vote its control shares at the Meeting. Any person who holds “control shares” beneficially or of record shall disclose to the Fund the number of shares of Common Stock and/or Preferred Stock for which the person has the direct or indirect power to exercise voting power as of the record date of February 7, 2023. Any person holding such “control shares” shall provide written notice to the Secretary of the Fund (addressed to c/o Franklin Templeton, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) by March 31, 2023 with a description of the amount of shares of Common Stock, held directly or indirectly as of the Record Date, including information about the custodian for such shares and the name and address for each custodian account.

Required Vote

•

Robert D. Agdern is elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock and Preferred Stock, voting together as a single class, at a Meeting at which a quorum is present. Eileen A. Kamerick is elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Preferred Stock, voting as a single class, at a Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast, and will therefore have the same effect as votes “against” the election of that Director.

•

With respect to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a Meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the ratification of auditors proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes, if any, will be treated as shares that are present but which have not been voted. If the necessary quorum to transact business or the vote required to elect each of the Board Nominees is not obtained at the Meeting, or, if in the discretion of the chairman of the Meeting, it is advisable to defer action on the election of the Board Nominees and/or the ratification of PwC as the independent registered public accountants, or if the chairman of the Meeting (in consultation with the inspector of election) is unable to ascertain that “control shares” were not voted at the Meeting, the chairman of the Meeting may adjourn the meeting with respect to one or more proposals, or the persons named as proxies may propose one or more adjournments of the Meeting. The Meeting may be adjourned from time to time without further notice other than announcement at the Meeting at which the adjournment is taken. If the Meeting is adjourned for more than 120 days after the original record date for the Meeting, the Board will fix a new record date for such Meeting. Any proxy received by the Fund from a stockholder who was a stockholder of record on both the record date originally set for the Meeting and the new record date for such Meeting will remain in full force and effect unless explicitly revoked by the applicable stockholder. Alternatively, the Fund could postpone the Meeting with respect to one or more proposals. The persons named as proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting may be voted on either in person or by authorized proxy. A stockholder vote may be taken on any Proposal prior to an adjournment of the Meeting if a quorum is present and there are sufficient votes for approval of such Proposal. A vote for any one Proposal does not impact the vote for any other Proposal at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on

April 14, 2023

The proxy statement and related materials are available at https://www.proxy-direct.com/lmf-33159.

Proposal No. 1: Election of Directors

In accordance with the Fund’s Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class III have terms expiring at the Meeting, and they have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2026 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until their death, resignation or they are otherwise removed. The terms of office of the remaining Class I and Class II Directors expire at the year 2024 and 2025 Annual Meeting of Stockholders, respectively, or thereafter until their successors have been duly elected and qualified or until their death, resignation or they are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Under the terms of the Fund’s charter, the preferred stockholders are entitled as a class, to the exclusion of the common stockholders, to elect two Directors of the Fund (the “Preferred Stock Directors”). Daniel P. Cronin and Eileen A. Kamerick have been designated as the Preferred Stock Directors. The charter further provides that the remaining Directors shall be elected by holders of Common Stock and Preferred Stock, voting together as a single class.

The holders of Common Stock and Preferred Stock, voting together as a single class, have the right to vote on the re-election of Robert D. Agdern as a Class III Director.

The holders of Preferred Stock, voting as a single class, have the right to vote on the re-election of Eileen A. Kamerick as a Class III Director.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of the nominees named below. Each of the nominees is currently a member of the Fund’s Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion. Please do not return or vote any other color proxy card you may receive.

Fund Performance

The Board strongly believes that the current Directors, who have consistently demonstrated their ability to deliver value to stockholders, will be best to look out for your long-term interests. The Board Nominees are focused on creating sustainable value for ALL stockholders. Under the Board’s leadership, after the energy market volatility at the onset of the COVID-19 pandemic subsided, the Fund has generated competitive performance, both in absolute terms and relative to its broad-based Lipper peer group. The Board seeks to ensure that the Fund operates in a responsible manner to protect and advance the interests of ALL stockholders, and not just a select few whose interests may be in direct contrast to the Fund’s long-term objectives.

The Fund’s investment adviser regularly reports to the Board on the Fund’s performance and the Board and the investment adviser together have taken steps to achieve stockholders’ performance goals and the Fund’s investment objectives. Those efforts have produced positive results:

•	The Board has increased distributions each of the last five quarters, resulting in a cumulative total increase of 28.3%.

•	The Fund has repurchased and canceled $26,267,643 or 1,605,288 shares, resulting in a $6,860,282 increase to the Fund’s total net assets.

•	Based on annual return, the Fund has outperformed the average of its Lipper peer group each of the last two calendar years.

•	Based on NAV and market price, the Fund was a top ten performer out of 447 traded closed-end funds as identified on www.cefconnect.com for the one-year period ended December 31, 2022.

•	Calculated by NAV and market price, the Fund has outperformed the average of its Lipper peer group over the 1-year, 3-year, 5-year and 10-year periods ended January 31, 2023.

•	The Board negotiated with Fund management and approved a five basis point fee waiver (0.05%) to reduce the Fund’s investment management fee.

•	In February 2023, the Fund was named by Kiplinger as one of “The 10 Best Closed-End Funds (CEFs) to Buy Now.”

More information regarding the Fund’s performance is provided above in “Questions and Answers—Why does the Board recommend that I vote “FOR” the election of the Board Nominees on the WHITE proxy card?—The Board Has Taken Proactive Steps to Improve The Fund’s Performance For All Stockholders.” Past performance is no guarantee of future results.

The Board has Taken Steps to Enhance Stockholder Value for All Investors

Distribution Increases

The Fund has maintained a very attractive distribution rate since inception. As of December 31, 2022, the Fund’s yield was 7.27% based on market price and the Board has increased dividends each of the last five quarters.

Share Repurchases

The Fund has taken further action to address the market value discount of the shares relative to their net asset value. In fact, the Board is proactive in monitoring the level of the discount and balancing the Fund’s ability to achieve its investment objectives over the long term with the benefits of narrowing the difference between the market price of the shares and their net asset value. For example, the Fund has repurchased over $26 million in shares of the Fund.

Fee Waiver

The Board has also taken steps to reduce Fund expenses in an effort to enhance stockholder value and make Fund shares more attractive to the market. Effective March 1, 2021, LMPFA agreed to voluntarily waive the Fund’s investment management fee by 0.05% until May 31, 2023.

Adverse Events Could Result from a Takeover of the Fund by the Dissident Hedge Fund

The Fund is designed for long-term investors seeking a high level of total return, with an emphasis on cash distributions. The Dissident Hedge Fund routinely seeks to takeover funds and cause closed-end funds to engage in tender offers, liquidations or conversions to open-end funds, all of which can result in adverse consequences for long-term investors, including:

•	A large tender offer would benefit short-term arbitrageurs to the detriment of longer-term stockholders.

•	Liquidating the Fund would completely eliminate the Fund as a long-term investment option.

•	Reducing the Fund’s size would potentially reduce the Fund’s earnings as a result.

•	A conversion to an open-end fund structure would eliminate the benefits of the closed-end fund structure.

With respect to the benefits of the closed-end fund structure, closed-end funds are not subject to daily cash flows, portfolio managers are not burdened by non-investment considerations, such as continuous sales or redemptions of shares and the need to manage a fund’s portfolio accordingly, and to maintain cash reserves to satisfy daily redemptions in amounts that cannot be anticipated and may occur at inopportune times. Additionally, closed-end funds are able to borrow funds under a credit facility and also issue preferred shares and use such proceeds for leverage. If the Fund were to convert to an open-end mutual fund or ETF it would be required to redeem its preferred stock and substantially de-lever, which would reduce the Fund’s earnings and distributions to stockholders. In addition, a conversion to an open-end fund structure would require significant changes to the Fund’s investment strategy, as well as potential adverse tax consequences from a repositioning of the Fund’s portfolio, increased costs and expenses and lower distributions to stockholders.

The Dissident Hedge Fund has a history of investing in closed-end funds in order to force the funds to agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes the Dissident Hedge Fund does this to benefit its own investors, and not to benefit the stockholders of the closed-end funds in which it invests. The Board believes that the Dissident Hedge Fund’s actions are harmful to long-term stockholders in the Fund. For example, funds that take these types of actions in response to activists may be left with significantly less assets and higher expenses and fees, and the remaining stockholders in these funds may see their distributions reduced.

THE BOARD URGES YOU TO DISCARD ANY PROXY CARD FROM THE DISSIDENT HEDGE FUND.

Certain information concerning the Board Nominees and other Directors of the Fund is set forth in the following table.

Persons Nominated for Election as Directors

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Nominees to serve as Class III Directors until the 2026 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS

Eileen A. Kamerick Birth year: 1958	Lead Independent Director and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees	Since 2013	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, University of Chicago Law School (since	19	Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); Director of Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); formerly Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director During the Past 5 Years
			2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)

Robert D. Agdern Birth year: 1950	Director and Member of Nominating, Audit, Compensation, Pricing and Valuation Committees and Compliance Liaison	Since 2015	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).	19	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Board, Franklin Templeton, 280 Park Avenue, New York, NY 10017.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director During the Past 5 Years
The following table provides information concerning the remaining Directors of the Fund:
NON-INTERESTED DIRECTOR NOMINEES

Carol L. Colman, CFA Birth year: 1946	Director and Member of Audit, Nominating and Compensation Committees and Chair of Pricing and Valuation Committee	Since 2011	President, Colman Consulting Co. (consulting)	19	None

Daniel P. Cronin Birth year: 1946	Director and Member of Audit, Compensation and Pricing and Valuation Committees and Chair of Nominating Committee	Since 2011	Retired; formerly, Associate General Counsel, Pfizer, Inc. (prior to and including 2004)	19	None

Paolo M. Cucchi Birth year: 1941	Director and Member of Audit, Nominating and Pricing and Valuation Committees and Chair of Compensation Committee	Since 2011	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University	19	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Board, Franklin Templeton, 280 Park Avenue, New York, NY 10017.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Class II Directors serving until the 2025 Annual Meeting of Stockholders
NON-INTERESTED DIRECTOR

Nisha Kumar Birth year: 1970	Director and Member of Nominating, Compensation and Pricing and Valuation Committees and Chair of Audit Committee	Since 2019	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations	19	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

INTERESTED DIRECTOR
Jane E. Trust, CFA* Birth year: 1962	Chairman, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co.; Senior Vice President of LMPFA (2015)	128	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Board, Franklin Templeton, 280 Park Avenue, New York, NY 10017.
*	Ms. Trust is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because she is an officer of LMPFA and certain of its affiliates.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a Director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Franklin Templeton fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Franklin Templeton. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of February 7, 2023:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Robert D. Agdern	A	D
Carol L. Colman, CFA	C	E
Daniel P. Cronin	A	E
Paolo M. Cucchi	A	C
Eileen A. Kamerick	A	E
Nisha Kumar	A	A
INTERESTED DIRECTOR
Jane E. Trust, CFA	A	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
(2)

The term, “Family of Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At February 7, 2023, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Common Stock and Preferred Stock.

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2022.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended November 30, 2022 and the total compensation paid to each Director during the calendar year ended December 31, 2022. The Directors listed below are members of the Fund’s Audit, Nominating, Compensation and Pricing and Valuation Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended November 30, 2022 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Period Ended 11/30/22 ($)	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/22 ($)
Directorships(2)
Robert D. Agdern	19,516	296,000
Carol L. Colman, CFA	20,804	314,000
Daniel P. Cronin	20,482	311,000
Paolo M. Cucchi	19,516	296,000
William R. Hutchinson(3)	22,026	328,000
Eileen A. Kamerick	21,965	333,778
Nisha Kumar	20,677	313,778

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Director currently holds 19 investment company directorships within this Fund Complex.
(3)	Mr. Hutchinson passed away on October 28, 2022 and is no longer a member of the Board as of such date.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at their regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, ClearBridge, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended November 30, 2022, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, Compensation Committee and the Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, ClearBridge within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of seven directors, six of whom are Independent Directors. Jane Trust serves as Chairman of the Board. Ms. Trust is an “interested person” of the Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Ms. Kamerick serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including ClearBridge, the Fund’s subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors. The members of the Audit Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Ms. Kumar serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Directors (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. This Committee met five times during the fiscal year ended November 30, 2022. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds by clicking on the name of the Fund.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met four times during the fiscal year ended November 30, 2022. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds by clicking on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Further, the Fund has adopted Director qualification requirements which can be found in the Fund’s bylaws and are applicable to all Directors that may be nominated or elected to serve as Directors, unless a majority of the Board of Directors then in office determine by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Director or the free flow of information among Directors or between LMPFA and the Board of Directors. The qualification requirements include: (i) experience requirements; (ii) limits on service on other boards; and

(iii) character and fitness requirements. The Nominating Committee, in its sole discretion, determines whether an individual satisfies these qualifications.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

The Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Ms. Colman serves as Chair of the Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The Pricing and Valuation Committee met four times during the fiscal year ended November 30, 2022.

Compensation Committee

The Fund’s Compensation Committee is composed entirely of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Mr. Cucchi serves as Chair of the Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. The Compensation Committee met once during the fiscal year ended November 30, 2022. The Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds by clicking on the name of the Fund.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and LMPFA to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and LMPFA regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Fred Jensen Franklin Templeton 280 Park Avenue New York, NY 10017 Birth year: 1963	Chief Compliance Officer	Since 2020	Director—Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

George P. Hoyt Franklin Templeton 100 First Stamford Place Stamford, CT 06902 Birth year: 1965	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902 Birth year: 1962	Senior Vice President	Since 2022	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Jeanne M. Kelly Franklin Templeton 280 Park Avenue New York, NY 10017 Birth year: 1951	Senior Vice President	Since 2011	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

Christopher Berarducci Franklin Templeton 280 Park Avenue New York, NY 10017 Birth year: 1974	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s Common Stock, as well as LMPFA, ClearBridge and certain of their affiliated persons, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. (“NYSE”). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended November 30, 2022, all such filing requirements were met with respect to the Fund.

Proposal No. 2: Selection of the Independent Public Accountants

PwC, independent registered public accountants, has been selected by the Audit Committee and the Board to examine the Fund’s financial statements for the fiscal year ending November 30, 2023. A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2021 and November 30, 2022 for professional services rendered by PwC for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements were $105,000 in November 30, 2021 and $105,000 in November 30, 2022.

Audit-Related Fees. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended November 30, 2021 and November 30, 2022 were $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended November 30, 2021 and November 30, 2022 for assurance and related services by PwC to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended November 30, 2021 and November 30, 2022 were $179,708 and $155,730, respectively.

There were no fees billed by PwC to the Service Affiliates for tax services for the fiscal years ended November 30, 2021 and November 30, 2022 that were required to be approved by the Fund’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended November 30, 2021 and November 30, 2022.

There were no other non-audit services rendered by PwC to the Service Affiliates in the fiscal years ended November 30, 2021 and November 30, 2022.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended November 30, 2021 and November 30, 2022.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC’s independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

The aggregate non-audit fees billed by PwC for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended November 30, 2021 and November 30, 2022 were $299,600 and $257,700, respectively.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PWC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO EXAMINE THE FUND’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2023 USING THE WHITE PROXY CARD.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on January 19, 2023 the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, which supersedes SAS No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by the standards of the Public Company Accounting Oversight Board, and discussed with PwC the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2022.

Submitted by the Audit Committee of the Fund’s Board of Directors

Robert D. Agdern
Carol L. Colman, CFA
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Nisha Kumar

January 19, 2023

Board Recommendation and Required Vote

With respect to the proposal to elect the Board Nominees, Mr. Agdern is elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock and Preferred Stock, voting together as a single class, at a meeting at which a quorum is present, and Ms. Kamerick is elected by a majority of the votes entitled to be cast by the holders of the Fund’s Preferred Stock, voting as a single class, at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast and will therefore have the same effect as votes “against” the election of that Director.

With respect to the proposal to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the proposal for the ratification of PwC as the independent registered public accountants.

The Board, including the Independent Directors, unanimously recommends that stockholders of the Fund vote “FOR” each of the Board Nominees and “FOR” the ratification of the selection of PwC as the independent registered public accountants by submitting the WHITE proxy card.

5% Beneficial Ownership

At February 7, 2023, to the knowledge of management, the registered stockholders owned of record or owned beneficially more than 5% of any class of the Fund’s voting securities is noted in the table below. As of the close of business on February 7, 2023, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 12,785,216 shares, equal to approximately 99% of the Fund’s outstanding shares, including the shares shown below.

Class	Number of Voting Securities	Percent of Class	Name	Address

Common Stock	2,046,801	15.84%(1)	Saba Capital Management, L.P. and Boaz R. Weinstein	405 Lexington Avenue 58th Floor New York, NY 10174

Preferred Stock—All Series	333,333(2)	19.27%	American International Group, Inc.	1271 Avenue of the Americas New York, NY 10020

Preferred Stock—All Series	530,000(2)	30.64%	Prudential Financial, Inc.	751 Broad Street Newark, NJ 07102

Preferred Stock—All Series	103,333(2)	5.97%	Voya Financial, Inc.	230 Park Ave, 14th Floor, New York, NY 10169

Preferred Stock—All Series	220,000(2)	12.72%	Massachusetts Mutual Life Insurance Company	1295 State Street Springfield, MA 01111

Preferred Stock—All Series	200,001(2)	11.56%	The Guardian Life Insurance Company of America	10 Hudson Yards New York, NY 10001

Class	Number of Voting Securities	Percent of Class	Name	Address

Preferred Stock—All Series	133,334(2)	7.71%	United Omaha Life Insurance Company	3300 Mutual of Omaha Plaza Omaha, NE 68175

(1)	Based upon information obtained from Schedule 13D/A filed with the SEC on January 30, 2023.
(2)	Each share of preferred stock is entitled to one vote on each matter for every $30.00 of liquidation preference held.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2024 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 8, 2023. Any stockholder who desires to bring a proposal at the 2024 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Franklin Templeton, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from October 9, 2023 to November 8, 2023. However, if the Fund’s 2024 Annual Meeting of Stockholders is held earlier than March 15, 2024 or later than May 14, 2024, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2024 Annual Meeting of Stockholders and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2024 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2024 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Franklin Templeton

Compliance Department

280 Park Avenue

New York, New York 10017

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

ClearBridge Energy Midstream Opportunity Fund Inc.

Audit Committee Chair

c/o Franklin Templeton

Compliance Department

280 Park Avenue

New York, New York 10017

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs in connection with this solicitation of proxies will be borne by the Fund. These costs, excluding the cost of advisory services disclosed above, are expected to be approximately $285,163. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

George P. Hoyt
Secretary

March 7, 2023

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE MEETING AND VOTE IN PERSON, WE URGE STOCKHOLDERS TO PROMPTLY VOTE BY PHONE OR INTERNET FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD OR TO COMPLETE, SIGN, DATE AND RETURN THE WHITE PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED.

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. WHITE PROXY CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC. PROXY FOR THE ANNUAL MEETING OF COMMON STOCKHOLDERS TO BE HELD ON APRIL 14, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, and Marc De Oliveira and each of them proxies with several powers of substitution to attend the Annual Meeting of Stockholders of ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) scheduled to be held at Franklin Templeton, 280 Park Avenue, 7th Floor, New York, New York on April 14, 2023 at 10:30 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votesthat the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS EMO_33163_030123 PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC. c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Common Stockholders to be held on April 14, 2023. The Proxy Statement and WHITE Proxy Card are available at: https://www.proxy-direct.com/gsc-33163 If you have any questions, please call Georgeson, the Fund’s proxy solicitor, toll free at 1-800-868-1391 We may, at any time prior to the Meeting, elect to change the place of the Meeting (including holding the meeting through a “virtual” or online method) and/or postpone or cancel the Meeting in accordance with applicable law. We are monitoring the public health impact of the coronavirus (COVID-19) and other potential pandemics. The health and well-being of our employees, stockholders, directors, officers, and other stakeholders are paramount. If public health developments warrant, we may change the date or location of the annual meeting. Any such change will be announced as promptly as practicable, through a press release and a filing with the Securities and Exchange Commission, as well as any other notification required by state law. We encourage you to check our website (www.franklintempleton.com/investments/options/closed-end-funds) prior to the Meeting if you plan to attend the Meeting. Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Directors unanimously recommends a vote “FOR” for the following proposals. 1. Election of one Class III Director: FOR AGAINST ABSTAIN 01. Robert D. Agdern FOR AGAINST ABSTAIN 2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accountants for the fiscal year ending November 30, 2023. 3. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx EMO 33163 xxxxxxxx

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC. c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope Please detach at perforation before mailing. WHITE PROXY CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC. PROXY FOR THE ANNUAL MEETING OF PREFERRED STOCKHOLDERS TO BE HELD ON APRIL 14, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, and Marc De Oliveira and each of them proxies with several powers of substitution to attend the Annual Meeting of Stockholders of ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) scheduled to be held at Franklin Templeton, 280 Park Avenue, 7th Floor, New York, New York on April 14, 2023 at 10:30 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all shares of Mandatory Redeemable Preferred Stock of the Fund that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS EMO_33163_030123_Pref PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

FOR AGAINST ABSTAIN „T „T „T EVERY STOCKHOLDER¡¦S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Preferred Stockholders to be held on April 14, 2023. The Proxy Statement and WHITE Proxy Card are available at: https://www.proxy-direct.com/gsc-33163 If you have any questions, please call Georgeson, the Fund¡¦s proxy solicitor, toll free at 1-800-868-1391 We may, at any time prior to the Meeting, elect to change the place of the Meeting (including holding the meeting through a ¡§virtual¡¨ or online method) and/or postpone or cancel the Meeting in accordance with applicable law. We are monitoring the public health impact of the coronavirus (COVID-19) and other potential pandemics. The health and well-being of our employees, stockholders, directors, officers, and other stakeholders are paramount. If public health developments warrant, we may change the date or location of the annual meeting. Any such change will be announced as promptly as practicable, through a press release and a filing with the Securities and Exchange Commission, as well as any other notification required by state law. We encourage you to check our website (www.franklintempleton.com/investments/options/closed-end-funds) prior to the Meeting if you plan to attend the Meeting. Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted ¡§FOR¡¨ the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Directors unanimously recommends a vote ¡§FOR¡¨ for the following proposals. 1. Election of two Class III Directors: FOR AGAINST ABSTAIN 01. Robert D. Agdern „T „T „T 02. Eileen A. Kamerick „T „T „T 2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund¡¦s independent registered public accountants for the fiscal year ending November 30, 2023. 3. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof. B Authorized Signatures ¢w This section must be completed for your vote to be counted. ¢w Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ¢w Please print date below Signature 1 ¢w Please keep signature within the box Signature 2 ¢w Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EMO2 33163 xxxxxxxx / /